                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 28, 2000 relating to the financial statements and financial statement schedule, which appear in Hyperion Solutions Corporation Annual Report on the Form 10-K for the fiscal year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP
------------------------------

San Jose, California

November 2, 2000